UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2017

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO		64836
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On October 26, 2017, Leggett & Platt, Incorporated issued a press release announcing its financial results for the third quarter ended September 30, 2017. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

This information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On October 27, 2017, the Company will hold an investor conference call to discuss its third quarter results, annual guidance and related matters.

The press release contains the Company’s Net Debt to Net Capital ratio, Total Debt or (Long term debt + current maturities)/Adjusted EBITDA (trailing twelve months) ratio, Adjusted EPS, Adjusted EBIT, Adjusted EBIT Margin, and Adjusted EBITDA (trailing twelve months).

Company management believes the presentation of Net Debt to Net Capital provides investors a useful way to evaluate the Company’s debt leverage if the Company was to use its cash to pay down debt. The Company’s cash has fluctuated, sometimes significantly, from period to period. Management uses this ratio as supplemental information to track leverage trends across time periods with variable levels of cash. Because we may not be able to use our cash to reduce our debt on a dollar-for-dollar basis, the Net Debt to Net Capital ratio may have material limitations.

Company management believes the presentation of Total Debt or (Long term debt + current maturities)/Adjusted EBITDA (trailing twelve months) provides investors a useful way to assess the time it would take the Company to pay off all of its debt, ignoring various factors including interest and taxes. Management uses this ratio as supplemental information to assess its ability to pay off its incurred debt.

Company management believes the presentation of Adjusted EPS, Adjusted EBIT, Adjusted EBIT Margin and Adjusted EBITDA (trailing twelve months) is useful to investors in that it aids investors’ understanding of underlying operational profitability. Management uses these non-GAAP measures as supplemental information to assess the Company’s operational performance.

The above non-GAAP measures may not be comparable to similarly titled measures used by other companies and should not be considered a substitute for, or more meaningful than, their GAAP counterparts.

Item 7.01	Regulation FD Disclosure.

The information provided in Item 2.02, including Exhibit 99.1, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: October 26, 2017	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President –
General Counsel & Secretary

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